EXHIBIT 10.6


                                 AMENDMENT NO. 1
                                       TO
                          SECURITIES PURCHASE AGREEMENT

         THIS AMENDMENT is entered into as of this 22nd day of October, 1998, by and among CHILDREN'S BROADCASTING CORPORATION, a Minnesota corporation (the "Company"), TALISMAN CAPITAL OPPORTUNITY FUND LTD. ("Talisman"), DOMINION CAPITAL LIMITED ("Dominion") and SOVEREIGN PARTNERS L.P. ("Sovereign") (Talisman, Dominion and Sovereign are collectively referred to herein as the "Buyers").

                                    RECITALS:

         WHEREAS, the Company and the Buyers entered into a Securities Purchase Agreement, dated June 25, 1998 (the "Agreement"), pursuant to which the Buyers acquired an aggregate of 606,061 shares of Series B Convertible Preferred Stock of the Company (the "Preferred Shares");

         WHEREAS, the Company provided notice to the Buyers on September 22, 1998 of the Company's intent to redeem all of the Preferred Shares pursuant to the Agreement on October 22, 1998;

         WHEREAS, the Company is unable to redeem all of the Preferred Shares as of October 22, 1998; and

         WHEREAS, the Company seeks alter the conversion schedule of the Preferred Shares to extend its absolute right to redeem the Preferred Shares and the Buyers have agreed to such modification on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Notwithstanding the terms of the Certificate of Designation of Preferences and Rights of Series B Preferred Stock of Children's Broadcasting Corporation (the "Certificate of Designation"), the first paragraph of Section (D)(c)(1) of the Certificate of Designation and the conversion schedule immediately following such paragraph shall be restated in their entirety as follows:

                  At the option of the holders thereof at any time after the date 221 days following the Initial Closing Date, the shares of this Series shall, subject to subparagraph (c)(1), be convertible, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Corporation, at the conversion price determined as hereinafter provided, in effect at the time of

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                  conversion, each share of this Series being deemed to have the
                  Stated Value for the purpose of such conversion. The number of shares of Common Stock to be delivered upon conversion of a share of this Series shall be the Stated Value, divided by the lesser of (x) One Hundred Ten (110%) of the average best bid price of the Common Stock for the five (5) consecutive trading days ending on the day preceding the Conversion Date (the "Fixed Strike Price"), or (y) Ninety-Four Percent (94%) of the average of the three lowest closing prices of the Common Stock during the 60 calendar day period ending on the day preceding the Conversion Date (herein called the "conversion price"), provided however, that such initial conversion price shall be subject to adjustment from time to time in certain instances as hereinafter provided. The number of shares so issuable upon conversion shall be multiplied by the number of shares of this Series to be converted, and the product thereof shall be delivered to the holder. If any of the Preferred Stock remains outstanding as of February 1, 1999 then the percentage specified in clause (y) above shall be Eighty Percent (80%) effective February 1, 1999 and such percentage shall be Seventy Five Percent (75%) effective May 1, 1999.

                  (1) The Preferred Stock may be converted, at the option of the holder, in accordance with the following schedule:

                    Number of Days                   Percentage of Original
                    Elapsed Following Issuance       Preferred Stock Convertible
                    --------------------------       ---------------------------

                      221 (Feb. 1, 1999)                     80%
                      251 (March 1, 1999)                    100%

         2. The Buyers agree that the Company may file a certificate of designation and perform other acts which may be necessary or advisable to reflect the agreement of the parties expressed in paragraph 1 above.

         3. Concurrent with the execution of this Amendment, the Company agrees to issue to the Buyers stock purchase warrants entitling the Buyers to purchase an aggregate of up to 65,000 shares of Common Stock (the "Additional Warrant"). The Additional Warrant shall bear an exercise price per share of Common Stock equal to the lesser of (i) 100% of the average closing price of a share of Common Stock for the five (5) consecutive trading days ending on the day preceding the Closing Date, or (ii) 80.77% of the closing price of a share of Common Stock on September 30, 1998. The Additional Warrant shall be exercisable immediately upon issuance, and for a period of five (5) years thereafter. Upon issuance of the Additional Warrant, the Additional Warrant Shares shall be entitled to registration rights substantially in the form of the Registration Rights Agreement.

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         4.       If the  Company  has not  redeemed  100% of the  outstanding
                  Preferred Shares on or prior to December 31, 1998, the Company agrees to issue to the Buyers stock purchase warrants entitling the Buyers to purchase an aggregate of up to 35,000 shares of Common Stock (the "Second Additional Warrant"). The Second Additional Warrant, if issued, shall bear an exercise price per share of Common Stock equal to the lesser of (i) 100% of the average closing price of a share of Common Stock for the five (5) consecutive trading days ending on the day preceding the Closing Date, or (ii) 80.77% of the closing price of a share of Common Stock on September 30, 1998. The Additional Second Warrant shall be exercisable immediately upon issuance, and for a period of five (5) years thereafter. Upon issuance of the Additional Second Warrant, the Additional Warrant Shares shall be entitled to registration rights substantially in the form of the Registration Rights Agreement. .

         5. If the Company has not redeemed 100% of the outstanding Preferred Shares on or prior to January 31, 1999, the Company agrees to issue to the Buyers stock purchase warrants entitling the Buyers to purchase an aggregate of up to 25,000 shares of Common Stock (the "Third Additional Warrant"). The Third Additional Warrant, if issued, shall bear an exercise price per share of Common Stock equal to the lesser of (i) 100% of the average closing price of a share of Common Stock for the five (5) consecutive trading days ending on the day preceding the Closing Date, or (ii) 80.77% of the closing price of a share of Common Stock on September 30, 1998. The Additional Third Warrant shall be exercisable immediately upon issuance, and for a period of five (5) years thereafter. Upon issuance of the Additional Third Warrant, the Additional Warrant Shares shall be entitled to registration rights substantially in the form of the Registration Rights Agreement. .

         6. Except as otherwise modified or amended herein, the parties hereto ratify and affirm the terms of the Agreement and the Certificate of Designation.

         IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first above written.

                                     CHILDREN'S BROADCASTING CORPORATION


                                     By /s/ James G. Gilbertson
                                        ----------------------------------------
                                           James G. Gilbertson
                                           Chief Operating Officer


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                                     TALISMAN CAPITAL OPPORTUNITY FUND LTD.


                                     By /s/ Brian Ladin
                                        ----------------------------------------
                                           Brian Ladin
                                           Vice President

                                     DOMINION CAPITAL LIMITED

                                     By /s/ Terez S. Curry/Carol M. O'Connell
                                        ----------------------------------------



                                     SOVEREIGN PARTNERS LP



                                     By /s/ Stephen Hicks
                                        ----------------------------------------